                                                                      EXHIBIT 24

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

          POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT ON FORM S-1

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Robert H. Eder, Orville R. Harrold and Heidi J. Eddins, and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of the undersigned, individually
and in each capacity stated below, a Registration Statement on Form   S-1 of
Providence and Worcester Railroad Company (the "Company") relating to a sale by the Company of 1,000,000 shares of the Company's common stock, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.

Signature                                   Title                             Date
---------                                   -----                             ----
/s/ Robert H. Eder               Chief Executive Officer        August 24, 1998
-----------------------------       and Chairman
Robert H. Eder

/s/ Orville R. Harrold           President, Chief Operating     August 24, 1998
-----------------------------       Officer and Director
Orville R. Harrold

/s/ Robert J. Easton              Treasurer, Controller and     August 24, 1998
-----------------------------             Director
Robert J. Easton

/s/ Frank W. Barrett                      Director              August 24, 1998
-----------------------------
Frank W. Barrett

/s/ Philip D. Brown                       Director              August 24, 1998
-----------------------------
Philip D. Brown

/s/ John P. Burnham                       Director              August 24, 1998
-----------------------------
John P. Burnham

/s/ John H. Cronin                        Director              August 24, 1998
-----------------------------
John H. Cronin


/s/ J. Joseph Garrahy                     Director              August 24, 1998
-----------------------------
J. Joseph Garrahy

/s/ John J. Healy                         Director              August 24, 1998
-----------------------------
John J. Healy

/s/ William J. LeDoux                     Director              August 24, 1998
-----------------------------
William J. LeDoux

/s/ Charles M. McCollam, Jr.              Director              August 24, 1998
-----------------------------
Charles M. McCollam, Jr.